[TIFF LOGO]


                     TIFF INVESTMENT PROGRAM, INC. ("TIP")
                       SUPPLEMENT DATED FEBRUARY 5, 2002
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001


ELIMINATION OF NON-FUNDAMENTAL INVESTMENT RESTRICTION
The board of directors of TIP voted to eliminate the non-fundamental investment restriction that prohibits each TIP fund from acquiring long positions in the securities of a single issuer (other than the US government, its agencies and instrumentalities) whose value exceeds ten percent of the fund's total assets.